UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	February 15, 2018

EastGroup Properties, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Maryland	1-07094	13-2711135
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 W. Parkway Place, Suite 100, Ridgeland, Mississippi		39157
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	6013543555

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

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Item 1.01 Entry into a Material Definitive Agreement.

On March 6, 2017, EastGroup Properties, Inc. (the "Company") entered into sales agreements (the "March 2017 Sales Agreements") in connection with the Company’s "at-the-market" continuous equity program (the "ATM Program") with each of BNY Mellon Capital Markets, LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, Jefferies LLC and Raymond James & Associates, Inc. to sell up to an aggregate of 10,000,000 shares of the Company’s common stock, par value $0.0001 per share, from time to time through the sales agents, of which 6,401,340 shares remain unsold as of February 15, 2018 (the "Shares").

On February 15, 2018, the Company entered into a sales agreement (the "February 2018 Sales Agreements" and together with the March 2017 Sales Agreements, as amended, the "Sales Agreements") with BTIG, LLC, Robert W. Baird & Co. Incorporated and Wells Fargo Securities, LLC (the "New Sales Agents," and together with the sales agents that are party to the March 2017 Sales Agreements, the "Sales Agents") to sell up to an aggregate of 6,401,340 Shares that remain unsold under the ATM Program. The February 2018 Sales Agreements are substantially similar to the March 2017 Sales Agreements, as amended. Contemporaneously with its entry into the February 2018 Sales Agreements, the Company amended the March 2017 Sales Agreements to recognize the New Sales Agents as additional sales agents and to make certain other administrative changes (collectively, the "Amendments").

Pursuant to the Sales Agreements, the Shares may be offered and sold through any of the Sales Agents in transactions that are deemed to be "at the market" offerings as defined in Rule 415 of the Securities Act of 1933, as amended, including sales made directly on the New York Stock Exchange, as well as in privately negotiated transactions. The Sales Agreements provide that each Sales Agent will be entitled to compensation of up to 2.00% of the gross proceeds of the Shares sold through such Sales Agent from time to time under the applicable Sales Agreement. The Company has no obligation to sell any of the Shares under the Sales Agreements, and may at any time suspend solicitation and offers under the Sales Agreements. The Sales Agreements are subject to customary terms and conditions.

The Company will use the net proceeds from the sale of Shares for general corporate purposes, including the acquisition and development of industrial properties. Pending such investments, the Company will apply the net proceeds to outstanding indebtedness under its unsecured credit facility due July 2019 (the "Credit Facility"). Affiliates of the Sales Agents are lenders under the Credit Facility. To the extent that proceeds from the sale of Shares are used to repay borrowings under the Credit Facility, the Sales Agents may receive a portion of such proceeds.

The disclosure in this item is not an offer to sell, nor a solicitation of an offer to buy securities, nor shall there be any sales of these securities in any state or jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. The Shares will be issued pursuant to the Company’s automatic shelf registration statement on Form S-3 (File No. 333-216480). The Company filed a prospectus supplement, dated February 15, 2018, with the Securities and Exchange Commission in connection with the offer and sale of the Shares, which supersedes and replaces the prospectus supplement filed with the Securities and Exchange Commission on March 6, 2017.

Copies of the March 2017 Sales Agreements were previously filed as exhibits to a current report on Form 8-K filed with the Securities and Exchange Commission by the Company on March 10, 2017. Copies of the February 2018 Sales Agreements and the Amendments are attached as Exhibits 1.1, 1.2, 1.3, 1.4, 1.5, 1.6 and 1.7 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

1.1 Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and BTIG, LLC.

1.2 Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Robert W. Baird & Co. Incorporated.

1.3 Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Wells Fargo Securities, LLC.

1.4 Amendment to Amended and Restated Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and BNY Mellon Capital Markets, LLC.

1.5 Amendment to Amended and Restated Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

1.6 Amendment to Amended and Restated Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Raymond James & Associates, Inc.

1.7 Amendment to Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Jefferies LLC.

5 Opinion of Bond, Schoeneck & King, PLLC in connection with the Shares.

8. Tax Opinion of Bond, Schoeneck & King, PLLC

23 Consent of Bond, Schoeneck & King, PLLC (included in Exhibits 5 and 8).

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Exhibit Index

Exhibit No.	Description

1.1	Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and BTIG, LLC
1.2	Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Robert W. Baird & Co. Incorporated
1.3	Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Wells Fargo Securities, LLC
1.4	Amendment to Amended and Restated Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and BNY Mellon Capital Markets, LLC
1.5	Amendment to Amended and Restated Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated
1.6	Amendment to Amended and Restated Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Raymond James & Associates, Inc.
1.7	Amendment to Sales Agency Financing Agreement dated February 15, 2018 between EastGroup Properties, Inc. and Jefferies LLC
5.1	Opinion of Bond, Schoeneck & King, PLLC in connection with the Shares
8.1	Tax Opinion of Bond, Schoeneck & King, PLLC

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EastGroup Properties, Inc.

February 22, 2018	By:	Brent W. Wood

Name: Brent W. Wood
Title: Executive Vice President, Chief Financial Officer and Treasurer

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